SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2000


                                SYSCO CORPORATION
               (Exact name of registrant as specified in charter)





          Delaware                         1-06544                    74-1648137
(State or other jurisdiction       (Commission File Number)  (IRS Employer Identification No.)
          incorporation)




         1390 Enclave Parkway
            Houston, Texas                                        77077-2099
    (Address of principal executive                               (Zip Code)
               offices)



        Registrant's telephone number including area code (281) 584-1390




          (Former name or former address, if changed since last report)


1223327v1

ITEM 5.  OTHER EVENTS.


     On April 11, 2000, SYSCO Corporation ("SYSCO") issued a press release (the "Press Release") announcing that Charles H. Cotros, chief executive officer of SYSCO, will continue in that capacity and also will become Chairman of the Board and that Richard J. Schnieders, who is currently chief operating officer, will maintain his current position and assume additional responsibilities as president of SYSCO. Mr. Cotros succeeds Bill M. Lindig, who is retiring from SYSCO after a 30-year career with SYSCO in a number of various positions. Mr. Cotros' and Mr. Schnieders' appointments are in accordance with management's long-range succession plan and are effective July 2, the beginning of SYSCO's fiscal year 2001. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated April 11, 2000, a copy of which is annexed hereto as Exhibit 99.1.

     Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. For further information on such risk factors, please refer to the "Risk Factors" section of SYSCO's Registration Statement on Form S-3 (333-34036) filed with the Securities and Exchange Commission on April 5, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial Statements.

               Not applicable.

         (b)   Pro Forma Financial Information.

               Not applicable.

         (c)   Exhibits.

Exhibit
Number                                               Description
------                                               -----------
99.1                                  Press Release dated April 11, 2000

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SYSCO CORPORATION



Date:  April 13, 2000    By: /s/   John K. Stubblefield, Jr.
                         ------------------------------------------------------
                                   John K. Stubblefield, Jr.
                                   Executive Vice President, Finance
                                   and Administration


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